Financial Highlights (Details) (iShares S&P GSCI Commodity-Indexed Investing Pool LLC [Member])	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010	Dec. 31, 2009
iShares S&P GSCI Commodity-Indexed Investing Pool LLC [Member]
Net investment loss	(0.70%)		(0.63%)	(0.55%)
Expenses	0.80%	[1]	0.75%	0.74%
Total return	(3.88%)		7.54%	14.61%
Expenses to average net assets ratio excluding brokerage commissions and fees	0.75%

[1]	The ratio of expenses to average net assets includes brokerage commissions and fees in connection with the roll of CERFs which expired in March 2011. Excluding such brokerage commissions and fees, the ratio of expenses to average net assets for the year ended December 31, 2011 would have been 0.75%.